UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, 13th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 315-5528

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Adicet Bio, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 27, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on March 18, 2021. The final voting results are set forth below.

Proposal 1 – Election of Class III Director Nominees

The stockholders of the Company elected Bastiano Sanna, Ph.D. and Andrew Sinclair, Ph.D. as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2024 and until their successor have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bastiano Sanna, Ph.D.	18,363,302	4,734	3,671,409
Andrew Sinclair, Ph.D.	18,363,176	4,860	3,671,409

Proposal 2 – Amendment and Restatement of Company’s 2018 Employee Stock Purchase Plan

The stockholders of the Company approved an amendment and restatement of the Company’s 2018 Employee Stock Purchase Plan. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,123,501	242,677	1,858	3,671,409

Proposal 3 – Amendment and Restatement of Company’s 2018 Stock Option and Incentive Plan

The stockholders of the Company approved an amendment and restatement of the Company’s 2018 Stock Option and Incentive Plan. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,274,018	2,088,886	5,132	3,671,409

Proposal 4 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,037,037	1,308	1,100	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021	ADICET BIO, INC.

	By:	/s/ Nick Harvey
Nick Harvey
Chief Financial Officer